Public Offering	9 Months Ended
Sep. 30, 2022
Regulated Operations [Abstract]
Public Offering

7. Public Offering

On July 28, 2022, the Company closed a public offering of 8,333,334 shares of its common stock (the “July 2022 Public Offering”), together with warrants to purchase up to 8,333,334 shares of its common stock (the “New Common Stock Warrants”) at an offering price to the public of $0.60 per share and associated warrant. The New Common Stock Warrants have an exercise price of $0.60 per share, are exercisable upon issuance, and will expire five years following the date of issuance. The net proceeds to the Company from the offering were $4.5 million. The shares of common stock, and the shares of common stock underlying the New Common Stock Warrants were registered with the SEC on Form S-1 (File No. 333-266108), and was declared effective by the SEC on July 25, 2022.

Roth Capital Partners, LLC (the “Placement Agent”) was engaged by the Company to act as its exclusive placement agent for the July 2022 Public Offering. The Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds received by the Company in the public offering, totaling $350,000. In addition, the Company agreed to issue to the Placement Agent warrants to purchase up to 583,333 shares of common stock representing 7.0% of the aggregate number of shares of common stock sold in the public offering (the “New Placement Agent Warrants”). The Placement Agent Warrants have an exercise price of $0.75 per share and expire five years following the date of issuance.

Using the Black-Scholes option pricing model, the New Common Stock Warrants were valued in the aggregate at $4.5 million and the New Placement Agent Warrants were valued in the aggregate at $0.3 million. Both were included in the issuance costs of the July 2022 Public Offering (see Note 12).